Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Netta Jagpal, the Chief Financial Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2025

/s/ Netta Jagpal
Name:	Netta Jagpal
Title:	Chief Financial Officer